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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) July 12, 1995
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                                CENTOCOR, INC.
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            (Exact name of registrant as specified in its charter)

   Pennsylvania                   0-11103              23-2117202
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(State or other juris-            (Commission file    (IRS Employer
diction of incorporation)         number)            Identification No.)

 200 Great Valley Parkway, Malvern, Pennsylvania               19355
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (215) 651-6000
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                                  Not applicable
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     (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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     On July 12, 1995, Painewebber R&D Partners, L.P. ("Painewebber") filed a complaint in the Supreme Court of the State of New York, in and for the County of New York, against the Registrant. In its complaint, Painewebber alleges, among other things, that the Registrant breached certain of its obligations under a Partnership Purchase Agreement, dated February 21, 1992, by failing to make certain royalty payments, which Painewebber claims are due as a result of certain payments (the "Lilly Payments") made to the Registrant by Eli Lilly and Company ("Lilly") pursuant to certain agreements entered into between the Registrant and Lilly in July 1992. In its complaint, Painewebber alleges that it filed the suit as a class action on behalf of itself and all former limited partners of Centocor Partners II, L.P. The complaint seeks an order awarding damages, interest and costs, including plaintiff's counsel fees. A copy of the complaint is filed as an exhibit to this Form 8-K.

     On July 12, 1995, Painewebber R & D Partners II, L.P. ("Painewebber II") filed a complaint in the Court of Chancery of the State of Delaware, in and for New Castle County, against the Registrant and Centocor Development Corporation III, Inc., a wholly-owned subsidiary of the Registrant ("Centocor Development"). The complaint also names Centocor Partners III, L.P. ("CP III") as a nominal defendant. In its complaint, Painewebber II alleges that it filed the suit derivatively on behalf of nominal defendant CP III, and further alleges, among other things, that the defendants: (i) breached certain of their obligations under certain agreements entered into in December 1987 among the Registrant, Centocor Development and CP III, and (ii) breached their fiduciary duties to CP III, by failing to make certain royalty payments, which Painewebber II claims are due as a result of Registrant's receipt of the Lilly Payments. The complaint seeks an order: (i) granting declaratory judgment regarding royalties and (ii) awarding damages, interest and costs, including plaintiff's counsel fees. A copy of the complaint is filed as an exhibit to this Form 8-K.


Item 7.  Financial Statements and Exhibits.
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     (c) Exhibits:
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             (99.1) Complaint, Painewebber R&D Partners, L.P. v. Centocor, Inc.,
                               ------------------------------------------------
                    95-117276, filed July 12, 1995 (N.Y. Sup. Ct., County of New
                    York).

             (99.2) Complaint, Painewebber R & D Partners II, L.P. v. Centocor,
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                    Inc., et al., Case No. 14405, filed July 12, 1995 (Del. Ch.,
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                    New Castle County).

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENTOCOR, INC.
                                    Registrant



Dated:  July 17, 1995               By: /s/ George D. Hobbs
                                       --------------------------------
                                       George D. Hobbs, Vice President,
                                         Corporate Counsel and
                                         Secretary

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